Exhibit 99.1

AMENDMENT  NO. 1

THIS AMENDMENT NO. 1 (this “Amendment”) is being executed and delivered as of May 4, 2007, by and among International Rectifier Corporation, a Delaware corporation (the “Company”), JPMorgan Chase Bank, National Association, as administrative agent (the “Administrative Agent”) under the hereinafter identified and defined Credit Agreement, and certain of the lenders party to said Credit Agreement.  All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders and the Administrative Agent are currently party to that certain Credit Agreement dated as of November 6, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested the Lenders and the Administrative Agent to address certain provisions of the Credit Agreement in certain respects;

WHEREAS, certain of the Lenders and the Administrative Agent have agreed to address certain provisions of the Credit Agreement on the terms and conditions set forth in Section 1 hereof.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1.     Agreement.  The Company has provided the Lenders with a copy of its press release dated April 9, 2007, describing, among other things, an investigation conducted at the request of the Audit Committee of its Board of Directors by independent investigators hired by outside legal counsel and that the ongoing investigation has discovered some accounting irregularities at a Foreign Subsidiary (the “Investigation”).  The Company has discussed with the Lenders the potential impact of the Investigation upon its past and prospective compliance with the Credit Agreement, including the fact that the Company may be unable to timely deliver to the Administrative Agent and the Lenders the financial statements and related documents required under Sections 5.01(b) and 5.01(c) of the Credit Agreement for the Company’s fiscal quarter ending March 31, 2007 (the “Reporting Requirement”).  The Company acknowledges that, pending completion of the investigation, it is unclear whether the Company’s representations in Section 3.04 were accurate as of the Effective Date or any subsequent date or that the Company complied with Section 5.01 or 5.06 of the Credit Agreement since the Effective Date. The parties hereto acknowledge and agree that the foregoing statement shall not be construed as a statement by the Company or the Lenders that any Default or Event of Default exists on the date hereof.  In accordance with the provisions of Section 9.02 of the Credit Agreement, the Company has requested that, subject to the terms hereof, the Required Lenders enter into this agreement to set forth the understanding between the parties hereto regarding the matters discussed herein.

The Lenders party hereto acknowledge that the Company has complied with its obligations under Section 5.02 of the Credit Agreement in respect of the Investigation and the other related matters discussed herein.  Furthermore, the Lenders party hereto hereby agree, solely during the Investigation Period (as defined below), the Lenders shall not assert that a Default or Event of Default exists as a result of or on the basis of (x) the Reporting Requirement and (y) any other Default that may have arisen by virtue of the Investigation or from the making by the Company of the representations and warranties in Sections 3.04, 3.11 and 3.13 of the Credit Agreement insofar as such Sections relate to the Previous Financial Statements (as defined below) (the Reporting Requirement and such other Defaults being collectively referred to herein as the “Specified Matters”).  The parties hereto furthermore agree that pending completion of the Investigation and the disclosure of the results thereof to the Lenders, during the Investigation Period, the Lenders shall be entitled to assert that the conditions precedent to credit extensions under Section 4.02 of the Credit Agreement have not been satisfied in respect of any credit extensions other than renewal or amendment of Letters of Credit outstanding on the date hereof, or the issuance of additional Letters of Credit in the ordinary course of business, in each case to the extent that the aggregate principal amount of the outstanding Letters of Credit under the Credit Agreement does not exceed $10,000,000.

As used herein, “Previous Financial Statements” means the Company’s financial statements as of and for the fiscal year ended June 30, 2006 and as of and for the fiscal quarters and portion of the fiscal year ended June 30, 2007 which have been delivered to the Lenders prior to the date hereof  and “Investigation Period” means the period commencing on the date hereof and expiring on the earlier of (a) June 27, 2007, (b) the date of delivery to the Administrative Agent or the Lenders of any modified or restated version of a Previous Financial Statement which, in the reasonable opinion of the Required Lenders, materially adversely deviates from the original version thereof in a manner that negatively impacts the creditworthiness of the Company and (c) the date of occurrence of any Default or Event of Default other than the Specified Matters.

Pursuant to the provisions of Section 9.02 of the Credit Agreement, except as set forth herein, no failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power under the Credit Agreement or under any other Loan Document shall operate as an amendment or waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  All remedies contained in the Loan Documents or by law as a result of the Specified Matters are hereby reserved on behalf of the Administrative Agent and the Lenders following the expiration of the Investigation Period.

2.     Conditions of Effectiveness.  This Amendment shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the condition that the Administrative Agent shall have received executed counterparts of this Amendment duly executed and delivered by the Company and the Required Lenders.

3.     Representation and Warranties.  The Company hereby represents and warrants that, other than in connection with the Reporting Requirement or, solely as a result of the circumstances underlying the Investigation, Sections 3.04, 3.11 and 3.13 of the Credit Agreement insofar as such Sections relate to the Previous Financial Statements, (i) all of the representations and warranties of the Company set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (ii) no Default has occurred or is continuing.

4.     No Implicit Amendment or Waiver.  Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as an amendment or waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute an amendment or waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with its original terms.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as an amendment or waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

5.     GOVERNING LAW.  THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first above written.

INTERNATIONAL RECTIFIER CORPORATION,
as the Company

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually as a Lender, as the Swingline Lender and as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.,
individually as a Lender, as the Issuing Bank and as Syndication Agent

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
individually as a Lender and as Co-Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION,
individually as a Lender and as Co-Documentation Agent

By:
Name:
Title:

CREDIT SUISSE, CAYMAN
ISLANDS BRANCH,
individually as a Lender

By:
Name:
Title:

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as a Lender

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:
Name:
Title: